CRM SMALL CAP VALUE FUND

OF THE CRM MUTUAL FUND TRUST

Institutional and Investor Shares

Supplement Dated August 30, 2007 to Prospectuses dated October 24, 2006

CRM Small Cap Value Fund will reopen to new investors effective September 1, 2007.

All references to CRM Small Cap Value Fund being closed to new investors are hereby deleted from the Institutional and Investor Shares Prospectuses.